Exhibit 99.1

NANJING CATCH-LUCK GARMENTS COMPANY LIMITED

CONDENSED BALANCE SHEET
AS OF JUNE 30, 2007 (UNAUDITED)

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$19,095
Accounts receivable, net of allowances	2,980,456
Accounts receivable- related companies	29,902
Due from a related company	1,658,007
Inventories, net	449,392
Other receivables and prepaid expenses	105,295
Total Current Assets	5,242,147

PROPERTY AND EQUIPMENT, NET	1,084,718
TOTAL ASSETS	$6,326,865
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$709,474
Accounts payable - related companies	1,267,596
Other payables and accrued liabilities	55,610
Value added tax payable	48,814
Other tax payable	1,021
Total Current Liabilities	2,082,515

TOTAL LIABILITIES	2,082,515

COMMITMENTS AND CONTINGENCIES	-

STOCKHOLDERS' EQUITY
Registered capital of $600,000 fully paid	600,000
Retained earnings:
Unappropriated	3,238,182
Appropriated	233,649
Accumulated comprehensive income	172,519
Total Stockholders' Equity	4,244,350

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$6,326,865

The accompanying notes are an integral part of these condensed financial statements

NANJING CATCH-LUCK GARMENTS COMPANY LIMITED CONDENSED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (UNAUDITED)

	For the three	For the three	For the six	For the six
	months ended	months ended	months ended	months ended
	June 30, 2007	June 30, 2006	June 30, 2007	June 30, 2006

NET SALES
To related parties	$359,386	$229,294	$447,257	$643,182
To third parties	4,233,577	5,205,815	9,209,447	7,017,278
Total net sales	4,592,963	5,435,109	9,656,704	7,660,460

COST OF SALES
From related parties	(11,092)	(536,996)	(100,642)	(549,147)
From third parties	(3,821,545)	(3,889,100)	(8,051,701)	(5,800,850)
Total cost of sales	(3,832,637)	(4,426,096)	(8,152,343)	(6,349,997)

GROSS PROFIT	760,326	1,009,013	1,504,361	1,310,463

OPERATING EXPENSES
Selling expenses	40,876	8,689	61,515	14,503
General and administrative expenses	157,578	70,421	301,997	137,495
Depreciation and amortization	8,579	11,577	17,353	16,314
Total Operating Expenses	207,033	90,687	380,865	168,312

INCOME FROM OPERATIONS	553,293	918,326	1,123,496	1,142,151

OTHER INCOME
Interest income	246	108	682	189
Other income	50	132	120	139
Total Other Income	296	240	802	328

INCOME BEFORE INCOME TAX EXPENSE	553,589	918,566	1,124,298	1,142,479

INCOME TAX EXPENSE	-	-	-	-

NET INCOME	553,589	918,566	1,124,298	1,142,479

OTHER COMPREHENSIVE INCOME
Foreign currency translation gain	59,829	1,507	88,626	17,427

COMPREHENSIVE INCOME	$613,418	$920,073	$1,212,924	$1,159,906

The accompanying notes are an integral part of these condensed financial statements

NANJING CATCH-LUCK GARMENTS COMPANY LIMITED

CONDENSED STATEMENTS OF CASH FLOWS (UNAUDITED)

	For the six months	For the six months
	ended June 30, 2007	ended June 30, 2006
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$1,124,298	$1,142,479
Adjusted to reconcile net income to cash (used in) provided
by operating activities:
Depreciation and amortization - cost of sales	62,586	58,260
Depreciation and amortization	17,353	16,314
Loss on disposal of fixed assets	-	9,145
Changes in operating assets and liabilities
(Increase)decrease in:
Accounts receivable	(661,739)	7,726
Accounts receivable - related companies	(29,495)	-
Due from a related company	-	(1,156,299)
Other receivables and prepaid expenses	(33,863)	(3,712)
Inventories	30,937	388,555
Increase (decrease) in:
Accounts payable	329,494	627,539
Accounts payable - related companies	594,001	(763,098)
Other payables and accrued liabilities	(33,574)	(85,249)
Value add tax payable	10,273	175,947
Other tax payable	609	231
Net cash provided by operating activities	1,410,880	417,838

CASH FLOWS FROM INVESTING ACTIVITIES
Due from a related company	(1,635,443)	-
Proceeds from sale of equipment	6,308	-
Purchase of property and equipment	(2,322)	(388,593)
Net cash used in investing activities	(1,631,457)	(388,593)

CASH FLOWS FROM FINANCING ACTIVITIES	-	-

EFFECT OF EXCHANGE RATE ON CASH	2,675	(10,763)

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(217,902)	18,482

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	236,997	6,424

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$19,095	$24,906

The accompanying notes are an integral part of these condensed financial statements

NANJING CATCH-LUCK GARMENTS COMPANY LIMITED

NOTES TO THE CONDENSED FINANCIAL STATEMENTS

AS OF JUNE 30, 2007 (UNAUDITED)

NOTE 1.	ORGANIZATION AND BASIS OF PRESENTATION

Nanjing Catch-Luck Garments Company Limited (the “Company”), a Sino-foreign joint venture enterprise was incorporated in the People’s Republic of China (“PRC”) on December 21, 1995 with its principal place of business in Nanjing, PRC. On January 18, 2006, the Company became a wholly owned foreign enterprise.

The Company is principally engaged in the manufacturing and sale of garments to Europe, the United States, the PRC and Japan.

The accompanying unaudited condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and pursuant to the rules and regulations of the Securities and Exchange Commission. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

In the opinion of management, the unaudited condensed financial statements contain all adjustments consisting only of normal recurring accruals considered necessary to present fairly the Company’s financial position at June 30, 2007, the results of operations for the three-month and six-month periods ended June 30, 2007 and 2006, and cash flows for the six months ended June 30, 2007 and 2006. The results for the period ended June 30, 2007 are not necessarily indicative of the results to be expected for the entire fiscal year ending December 31, 2007.

NOTE 2.	USE OF ESTIMATES

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3.	CASH AND CASH EQUIVALENTS

For purpose of the unaudited condensed statements of cash flows, cash and cash equivalents include cash on hand and demand deposits with a bank with a maturity of less than 3 months.

NOTE 4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107, “Disclosure About Fair Value of Financial Instruments,” requires certain disclosures regarding the fair value of financial instruments. Trade accounts receivable, accounts payable, and accrued liabilities are reflected in the financial statements at fair value because of the short-term maturity of the instruments. As these estimates are subjective in nature, involving uncertainties and matters of significant judgment, they cannot be determined with precision. Changes in assumptions can significantly affect estimated fair values.

The carrying value of cash and cash equivalents, accounts receivable (trade, related party and others), accounts payable (trade, related party and others) and accrued liabilities approximate their fair value because of the short-term nature of these instruments. The Company places its cash and cash equivalents with what it believes to be high credit quality financial institutions. The Company has a diversified customer base, most of which are in Europe, Japan, the United States and the PRC. The Company controls credit risk related to accounts receivable through credit approvals, credit limit and monitoring procedures. The Company routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk, establishes an allowance, if required, for uncollectible accounts and, as a consequence, believes that its accounts receivable credit risk exposure beyond such allowance is limited.

NANJING CATCH-LUCK GARMENTS COMPANY LIMITED

NOTES TO THE CONDENSED FINANCIAL STATEMENTS

AS OF JUNE 30, 2007 (UNAUDITED

NOTE 5.	RECLASSIFICATION

Certain 2006 balances in the Statements of Operations have been reclassified to conform with the 2007 presentation.

NOTE 6.	FOREIGN CURRENCY TRANSACTIONS

The Company maintains their accounting records in their functional currencies of Chinese Renminbi (“RMB”).

Foreign currency transactions during the period are translated to the functional currency at the approximate rates of exchange on the dates of transactions. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the approximate rates of exchange at that date. No-monetary assets and liabilities are translated at the rates of exchange prevailing at the time the asset or liability was acquired. Exchange gains or losses are recorded in the statements of operations.

NOTE 7.	FOREIGN CURRENCY TRANSLATIONS

The financial statements of the Company (whose functional currency is the RMB) are translated into United States dollars using the closing rate method. The balance sheet items are translated into United States dollars using the exchange rates at the respective balance sheet dates. The capital and various reserves are translated at historical exchange rates prevailing at the time of the transactions while income and expenses items are translated at the average exchange rate for the period. All exchange differences are recorded within equity.

NOTE 8.	COMPREHENSIVE INCOME

The foreign currency translation gain or loss resulting from translation of the financial statements expressed in RMB to United States dollars is reported as other comprehensive income in the statements of operations and stockholders’ equity.

NOTE 9.	SEGMENTS

The Company adopted Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information (“SFAS 131”). SFAS establishes standards for operating information regarding operating segments in annual financial statements and requires selected information for those segments to be presented in interim financial reports issued to stockholders. SFAS 131 also establishes standards for related disclosures about products and services and geographic areas. Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision maker, or decision making group, in making decision how to allocate resources and assess performance. The information disclosed herein, materially represents all of the financial information related to the Company’s principal operating segments. The Company operates in a single segment.

NOTE 10.	RECENT ACCOUNTING PRONOUNMENTS

In July 2006, the FASB issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement 109 (“FIN 48”), which clarifies the accounting for uncertainty in tax positions. This Interpretation provides that the tax effects from an uncertain tax position can be recognized in the Company’s financial statements, only if the position is more likely than not of being sustained on audit, based on the technical merits of the position. The provisions of FIN 48 are effective as of the beginning of fiscal 2007, with the cumulative effect of the change in accounting principle recorded as an adjustment to opening retained earnings. We do not expect the adoption of FIN 48 to have an impact on the Company’s results of operations or financial condition.

NANJING CATCH-LUCK GARMENTS COMPANY LIMITED

NOTES TO THE CONDENSED FINANCIAL STATEMENTS

AS OF JUNE 30, 2007 (UNAUDITED

NOTE 10.	RECENT ACCOUNTING PRONOUNMENTS (CONTINUED)

In September 2006, FASB issued Statement 157, Fair Value Measurements. This statement defines fair value and establishes a framework for measuring fair value in generally accepted accounting principles (GAAP). More precisely, this statement sets forth a standard definition of fair value as it applies to assets or liabilities, the principal market (or most advantageous market) for determining fair value (price), the market participants, inputs and the application of the derived fair value to those assets and liabilities. The effective date of this pronouncement is for all full fiscal and interim periods beginning after November 15, 2007. We do not expect the adoption of SFAS 157 to have an impact on the Company’s results of operations or financial condition.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (SFAS 159) which permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS 159 will become effective for us on January 1, 2008. The Company is currently evaluating the impact this new Standard, but believes that it will not have a material impact on the Company’s financial position.

NOTE 11.	INVENTORIES

Inventories at June 30, 2007 consisted of the following:

Raw materials	$65,492
Work-in-progress	96,013
Finished goods	287,887
449,392
Less: provision of obsolescence	-
Inventories, net	$449,392

NOTE 12.	SHAREHOLDERS’ EQUITY

Registered capital

In accordance with the Articles of Association of the Company, the registered capital of the Company of $600,000 was fully contributed $454,874 in cash and $145,126 in machineries at cost as of November 4, 2002.

NOTE 13.	RELATED PARTY TRANSACTIONS

During 2007 and 2006, the Company sub-contracted certain manufacturing work valued at $51,131 to a related company which is controlled by a shareholder and director of the Company and $533,502 to two related companies which are controlled by a shareholder and director of the Company respectively. The Company provided the raw materials to the sub-contractors who charged the Company a fixed labor charge for the sub-contracting work.

During 2007 and 2006, the Company purchased raw materials valued at $49,511 and $15,645 respectively from a related company which is controlled by a shareholder and director of the Company.

As of June 30, 2007 the Company owed $255,058 to two related companies which are controlled by a shareholder and director of the Company for sub-contracting work done, raw material inventory purchased and rent paid.

During 2007 and 2006, the Company sold products and provided sub-contracting services totaling $447,257 to two related companies which are controlled by a shareholder and director of the Company and $643,182 to three related companies which are controlled by a shareholder and director of the Company respectively. As of June 30, 2007 accounts receivable from a related company amounted to $29,902 for products sold and sub-contracting services provided.

NANJING CATCH-LUCK GARMENTS COMPANY LIMITED

NOTES TO THE CONDENSED FINANCIAL STATEMENTS

AS OF JUNE 30, 2007 (UNAUDITED)

NOTE 13.	RELATED PARTY TRANSACTIONS (CONTINUED)

A related company which is controlled by a shareholder and director of the Company provides treasury services to the Company by negotiating all of the Company’s letters of credit and receiving proceeds thereon and paying creditors for inventory purchases made by the Company. As of June 30, 2007, Company is owed $1,012,538 from this related company.

During 2007 and 2006, the Company paid rent of $Nil and $9,375 respectively for factory and office spaces leased from a related company is controlled by a shareholder and director of the Company.

As of June 30, 2007, a related company owed the Company $1,658,007 for a short-term advance made. The advance is interest-free, unsecured and is repayable on demand.

NOTE 14.	CONCENTRATIONS AND RISKS

During 2007 and 2006, 100% of the Company’s assets were located in China.

The Company principally relied on two customers for its revenue during the six months ended June 30, 2007 and 2006, details of which are as follows:

	Customer A	Customer B
For the period ended
2007	36%	21%
2006	43%	12%

As of June 30, 2007, accounts receivable from those customers totaled $1,181,206.

The Company principally relied on one supplier for its raw material purchases during the six months ended June 30, 2007 and on two suppliers for its raw material purchases during the six months ended June 30, 2006, details of which are as follows:

	Supplier A	Supplier B
During
2007	8%
2006	11%	10%

The following is geographic information on the Company’s revenue from third parties for the period ended June 30:

	2007		2006

Europe	$7,206,515		$4,321,772
The United States of America	830,623		360,911
Japan	395,466		1,945,412
Other countries	776,843		389,183
	$9,209,447	$	$7,017,278